EXHIBIT 10.1

                          SUBSEQUENT TRANSFER AGREEMENT

                     SUBSEQUENT TRANSFER AGREEMENT (the "Agreement") dated as of October 17, 2001, by and among BMW FS Securities LLC, a Delaware limited liability company ("the Depositor"), BMW Vehicle Owner Trust 2001-A, a Delaware business trust (the "Trust"), BMW Financial Services NA, LLC, a Delaware limited liability company ("BMW FS"), and The Chase Manhattan Bank, a New York banking corporation, as indenture trustee under the Indenture (the "Indenture Trustee").

                     Reference is hereby made to the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of May 1, 2001, among the Depositor, the Indenture Trustee, the Trust and BMW FS, and the Receivables Purchase Agreement (the "Purchase Agreement") dated as of May 1, 2001, between BMW FS and the Depositor.

                     WHEREAS, the Depositor wishes to sell the Subsequent Receivables set forth in Schedule A hereto to the Trust, and the Trust wishes to purchase such Subsequent Receivables and to pledge such Subsequent Receivables to the Indenture Trustee, all in accordance with the provisions of the Sale and Servicing Agreement and the Indenture;

                     NOW, THEREFORE, BMW FS, the Depositor, the Trust and the Indenture Trustee hereby agree as follows:

                     Section 1.01. Definitions. Capitalized terms used herein and not otherwise defined herein shall the meanings ascribed to them in the Sale and Servicing Agreement.

                     Section 1.02. Subsequent Receivables. Schedule A attached hereto sets forth the Subsequent Receivables being transferred hereby by the Depositor to the Trust having an aggregate principal balance of $98,465,590.34 as of October 1, 2001 (the "Subsequent Cutoff Date").

                     Section 1.03. Transfer of Subsequent Receivables to the Trust. Pursuant to and upon the representations, warranties and agreements on the part of BMW FS and the Depositor in the Subsequent Purchase Agreement and the Sale and Servicing Agreement and the Receivables Purchase Agreement and in consideration of the purchase price of $98,465,590.34, the Depositor does hereby sell, assign, transfer and otherwise convey unto the Trust, without recourse (except as expressly provided in the Sale and Servicing Agreement), all right, title and interest of the Depositor in and to: (1) the Subsequent Receivables and all moneys received thereon on or after the Subsequent Cutoff Date listed on Schedule A to this Agreement; (2) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles; (3) any Liquidation Proceeds and any other proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any vendor's single interest or other collateral protection insurance policy; (4) any property that shall have secured a Subsequent Receivable and shall have been acquired by or on behalf of the Depositor, the


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Servicer or the Trust; (5) all documents and other items contained in the
Receivable Files; (6) all of the Depositor's rights (but not its obligations) under the Subsequent Purchase Agreement; (7) all right, title and interest in all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon); (8) any proceeds from any Subsequent Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and (9) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Trust of any obligation of either the Depositor or BMW FS to the Obligors, insurers or any other person in connection with the Subsequent Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

                     Section 1.04. Withdrawal from the Pre-Funding Account. Pursuant to Section 5.09(a) of the Sale and Servicing Agreement, the Indenture Trustee is hereby directed to (i) withdraw $98,465,590.34 from the Pre-Funding Account representing the Principal Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date less the Reserve Account Subsequent Deposit Amount for such Subsequent Transfer Date and distribute such amount to or upon the order of the Depositor and (ii) withdraw $1,499,476.00 from the Pre-Funding Account representing the Reserve Account Subsequent Deposit Amount for such Subsequent Transfer Date and, on behalf of the Depositor, to deposit such amount in the Reserve Account.

                     Section 1.05. Representations of BMW FS.

                     (a) BMW FS hereby consents to the assignment by the Depositor to the Trust of the Depositor's rights with respect to the representations and warranties made by BMW FS in the Purchase Agreement and the Subsequent Purchase Agreement with regard to the Subsequent Receivables and BMW FS. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the delivery of the Subsequent Receivables to the Indenture Trustee or the Custodian. Pursuant to this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Trust its rights under the Purchase Agreement, including its rights with respect to the representations and warranties of BMW FS, upon which the Trust relies in accepting the Subsequent Receivables.

                     (b) BMW FS hereby agrees that the Indenture Trustee on behalf of the Trust shall have the right to enforce any and all rights under the Purchase Agreement and the Subsequent Purchase Agreement assigned herein to such party, including the right to cause BMW FS to repurchase any Subsequent Receivable with respect to which it is in breach of any of its representations and warranties, directly against BMW FS as though the Indenture Trustee or the Trust was a party to the Purchase Agreement and the Subsequent Purchase Agreement, and the Indenture Trustee shall not be obligated to exercise any such rights indirectly through the Depositor.

                     Section 1.06. Representations of the Depositor. The Depositor represents and warrants to the Trust that the representations and warranties of the Depositor in the Sale and Servicing Agreement with respect to


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the Subsequent Receivables and the Depositor are true and correct as of the date of this Agreement and hereby certifies that:

                     (a) the original term of the Subsequent Receivables is not more than 66 months;

                     (b) the minimum APR for the Subsequent Receivables is 6.10%;

                     (c) the aggregate weighed average APR of the Subsequent Receivables is not less than 8.00%;

                     (d) none of the Subsequent Receivables will have a final scheduled payment date later than six months prior to the Final Scheduled Payment Date of the Class B Notes;

                     (e) after the inclusion of the Subsequent Receivable, at least 45% of the aggregate principal balance of the Receivables is secured by Financed Vehicles which were new at the date of origination; and

                     (f) All other conditions precedent set forth in Section 2.01(b) of the Sale and Servicing Agreement relating to the conveyance of Subsequent Receivables to the Trust have been satisfied.

                     Section 1.07. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                     Section 1.08. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                     Section 1.09. Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                     Section 1.10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                     Section 1.11. Limitation of Liabilities. It is expressly understood and agreed by the parties hereto that (a) this Subsequent Transfer Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of BMW Vehicle Owner Trust 2001-A, in the exercise of the powers and authority conferred and vested


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in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Subsequent Trust Agreement or any other related documents.

                     Section 1.12. Ratification of Agreement. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.















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                     IN WITNESS WHEREOF, the parties hereto have caused this
Subsequent Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.


                                  BMW VEHICLE OWNER TRUST 2001-A

                                  By:   WILMINGTON TRUST COMPANY,
                                          not in its individual capacity
                                          but solely as Owner Trustee

                                  By: /s/ Joseph B. Feil
                                      -----------------------------------------
                                      Name: Joseph B. Feil
                                      Title: Senior Financial Services Officer


                                  BMW FINANCIAL SERVICES NA, LLC

                                  By: /s/ Norbert Mayer
                                      -----------------------------------------
                                      Name: Norbert Mayer
                                      Title: Treasurer


                                  By: /s/ David Cordero
                                      -----------------------------------------
                                      Name: David Cordero
                                      Title: Assistant Secretary



                                  BMW FS SECURITIES LLC

                                  By: /s/ Norbert Mayer
                                      -----------------------------------------
                                      Name: Norbert Mayer
                                      Title: Treasurer


                                  By: /s/ David Cordero
                                      -----------------------------------------
                                      Name: David Cordero
                                      Title: Assistant Secretary



                                  THE CHASE MANHATTAN BANK,
                                   not in its individual capacity but
                                   solely as Indenture Trustee

                                  By: /s/ Patricia M.F. Russo
                                      -----------------------------------------
                                      Name: Patricia M.F. Russo
                                      Title: Vice-President


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                                  SCHEDULE A TO

                       SUBSEQUENT TRANSFER AGREEMENT NO. 1

                       Schedule of Subsequent Receivables


                  [Omitted. On file with the Indenture Trustee,
                      the Owner Trustee and the Servicer]
















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